SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest reported): April 2, 2007

AMERICANA DISTRIBUTION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Colorado
(State or Other Jurisdiction of Incorporation)

000-25783	84-1453702
(Commission File Number)	(IRS Employer Identification No.)

18851 Northeast 29th Avenue, Suite 306
Aventura, Florida 33180
(Address of Principal Executive Offices)(Zip Code)

(973) 526-8240
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01 Entry into a Material Definitive Agreement

On April 2, 2007, the Company entered into a Securities Purchase Agreement with Cornell Capital Partners, LP (the “Investor”). Pursuant to the Agreement, the Company issued to the Investor a total of Sixty Five Thousand Seven Hundred Dollars ($65,700) of secured convertible debentures which shall be convertible into shares of the Company’s common stock, par value $0.001 which was funded on the Closing Date for a total purchase price of up to Sixty Five Thousand Seven Hundred Dollars ($65,700). The conversion price of the convertible debentures is the lesser of (a) $0.0002 or (b) seventy five percent (75%) of the lowest Closing Bid Price during the ten (10) Trading Days immediately preceding the Conversion Date. In addition, Company issued a warrant to the Investor to purchase up to 328,500,000 shares of the Company’s common stock at $0.0002 per share. The warrant is exercisable for five years from the date of issuance.

We are obligated to file a registration statement with the Securities and Exchange Commission (“SEC”) covering the shares of common stock underlying the Convertible Note and Warrant within 30 days after the closing date. In addition, we are obligated to use all commercially reasonable efforts to have the registration statement declared effective by the SEC within 120 days after the closing date. We shall have an ongoing obligation to register additional shares of our common stock as necessary.

Item 3.02  Unregistered Sales of Equity Securities

See Item 1.01 above.

We claim an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for the private placement of these securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction does not involve a public offering, the Investor is an “accredited investor” and/or qualified institutional buyer, the Investor has access to information about the Company and its investment, the Investor will take the securities for investment and not resale, and the Company is taking appropriate measures to restrict the transfer of the securities.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

NA

(b) Pro Forma Financial Information.

NA

(c) Exhibits.

10.1	Securities Purchase Agreement

10.2	Secured Convertible Debenture

10.3	Warrant to Purchase Common Stock

10.4	Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICANA DISTRIBUTION, INC.

Date: April 9, 2007	By:	/s/ Donna Silverman
Donna Silverman
President, Chief Executive Officer, Chairman of the Board of Directors, Chief Financial Officer

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